I Share Prospectus

International Funds

Asia Pacific Equities

Emerging Markets Equities

Emerging Markets Income

Global Equities

This Prospectus tells you about the Institutional Class shares of four of the separate investment funds offered by TCW Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully and keep it for future reference. Sometimes we will refer to the funds in this prospectus as TCW International Funds.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

February 29, 2008

The Firm

Founded in 1971, the TCW Group (TCW) provides a broad range of international and U.S. equity and fixed income investment products and services for investors around the world. With a team of approximately 390 investment and administrative professionals located in Los Angeles, New York and Houston, TCW has a broad depth of knowledge, investment experience and research capability. TCW Investment Management Company, a member of TCW and an investment advisor registered with the Securities and Exchange Commission, will act as the advisor to the TCW Funds.

TCW Funds, Inc.

This prospectus tells you about the Class I shares of four of the separate investment funds offered by TCW Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference. Sometimes we will refer to the Funds in this Prospectus as the TCW International Funds.

TCW Asia Pacific Equities Fund

TCW Emerging Markets Equities Fund

TCW Emerging Markets Income Fund

TCW Global Equities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

February 29, 2008

GENERAL FUND INFORMATION

Investment Objectives, Principal Strategies and Main Risks

TCW Funds, Inc.	Investment Objective	Principal Investment Strategies	Main Risks*
TCW Asia Pacific Equities Fund	Long-term capital appreciation	Invests in equity securities of companies in the Asia Pacific Region, except Australia, Japan and New Zealand, or securities convertible into such equity securities.	Equity risk, foreign investing risk (including emerging market country risk), price volatility risk, liquidity risk, market risk and portfolio management risk.
TCW Emerging Markets Equities Fund	Long-term capital appreciation	Invests in equity securities of companies in emerging market countries around the world.	Equity risk, foreign investing risk (including emerging market country risk), price volatility risk, liquidity risk, market risk and portfolio management risk.
TCW Emerging Markets Income Fund	High total return from current income and capital appreciation	Invests in debt securities issued by Emerging Market Country governments or their agencies or instrumentalities or private corporate issuers.	Interest rate risk, credit risk (including “junk bond” risk), foreign investing risk (including emerging market country risk), price volatility risk, liquidity risk, market risk, defaulted securities risk and portfolio management risk.
TCW Global Equities Fund	Long-term capital appreciation	Invests in equity securities of companies located in countries in the MSCI World Index.	Equity risk, foreign investing risk (including emerging market country risk), price volatility risk, liquidity risk, market risk and portfolio management risk.

* Please refer to the Principal Risks and Risk Definitions section for more information on each of the risks listed.

Performance Summary

The barchart and table below show each Fund’s annual and after-tax returns and its long-term performance with respect to its Class I shares. The barchart shows you how the Fund’s performance has varied from year to year and includes the performance of the predecessor limited partnership of each Fund (except for the Asia Pacific Equities, Emerging Markets Equities and Global Equities Funds), which was managed by an affiliate of TCW Investment Management Company, using the same investment strategy as the Funds. The table compares the before and after tax returns of each Fund over time to that of a broad-based securities market index for the period of time the Fund has been registered with the Securities and Exchange Commission as an investment company under the Investment Company Act of 1940 (“1940 Act”). Both the barchart and table assume reinvestment of dividends and distributions.

The performance of the partnership was calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnership was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions imposed by 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnership had been registered under the 1940 Act its performance could have been adversely affected.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of a Fund through a tax-deferred arrangement, such as an individual retirement account or a 401(k) plan. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

As with all mutual funds, past performance, both before and after taxes, is not a prediction of future results. The indices performance does not reflect any deduction for fees and expenses.

Year by year total return (%)

as of December 31 each year

TCW Asia Pacific Equities Fund

TCW Emerging Markets Equities Fund

TCW Emerging Markets Income Fund

TCW Global Equities Fund

Best and worst quarterly performance during this period

Fund	Performance
• Asia Pacific Equities Fund
Quarter ended December 31, 1999	46.17% (Best)
Quarter ended December 31, 1997	– 31.29% (Worst)
• Emerging Markets Equities Fund
Quarter ended December 31, 1999	39.09% (Best)
Quarter ended September 30, 1998	– 24.90% (Worst)
• Emerging Markets Income Fund
Quarter ended December 31, 1998	18.53% (Best)
Quarter ended September 30, 1998	– 32.60% (Worst)
• Global Equities Fund
Quarter ended December 31, 1999	29.72% (Best)
Quarter ended September 30, 2002	– 23.86% (Worst)

Average Annual Total Returns For the Periods ended December 31, 2007	1 Year	5 Years	From Inception or 10 Years
• Asia Pacific Equities Fund
Return Before Taxes	43.79%	29.42%	15.89%*
Return After Taxes on Distributions	39.60%	27.68%	14.97%*
Return After Taxes on Distributions and Sale of Fund Shares	30.91%	25.69%	14.00%*
MSCI Far East Free (ex Japan) Custom Index	36.49%	30.15%	12.46%*
• Emerging Markets Equities Fund
Return Before Taxes	31.77%	31.16%	11.59%*
Return After Taxes on Distributions	31.69%	30.84%	11.34%*
Return After Taxes on Distributions and Sale of Fund Shares	20.76%	27.91%	10.24%*
MSCI Emerging Markets Free Equity Index(2)	39.78%	37.46%	14.43%*
• Emerging Markets Income Fund
Return Before Taxes from Registration Date (6/1/98)	4.23%	12.10%	10.25%
Return After Taxes on Distributions from Registration Date	1.16%	7.54%	5.66%
Return After Taxes on Distributions and Sale of Fund Shares from Registration Date	2.91%	7.92%	6.01%
JP Morgan EMBI Global Diversified Index from Registration Date(3)	6.16%	11.89%	11.15%
Return Before Taxes Including Limited Partnership Performance	4.23%	12.10%	10.52%
• Global Equities Fund
Return Before Taxes	5.78%	17.16%	6.18%*
Return After Taxes on Distributions	5.10%	17.00%	5.51%*
Return After Taxes on Distributions and Sale of Fund Shares	4.66%	15.17%	5.052%*
MSCI World (Net) Index	9.04%	16.96%	7.00%*

* Represents 10 year return

(1) The MSCI Far East Free (ex-Japan) Custom Index is a market capitalization-weighted equity index comprising nine countries in the Far East—two developed markets excluding Japan and seven emerging markets.

(2) The MSCI Emerging Markets Free Equity Index is a market capitalization-weighted index of over 800 stocks traded in 26 world markets.

(3) The JP Morgan EMBI Global Diversified Index is a market capitalization-weighted total return index of U.S. dollars and other external currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

(4) The MSCI World (Net) Index is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed stock markets of 23 countries throughout the world, including the United States, Europe, Canada, Australia, New Zealand and the Far East—comprising approximately 1,921 securities, with values expressed U.S. dollars.

Fund Expenses

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class I shares of the Funds have no sales charge (load) or Rule 12b-1 distribution fees. However, the TCW International Funds have a 2.00% short-term redemption/exchange fee on shares owned less than 90 days.

FEE TABLE

		Asia Pacific Equities	Emerging Markets Equities	Emerging Markets Income	Global Equities
Shareholder Transaction Fees
1)	Redemption Fees	2.00%	2.00%	2.00%	2.00%
2)	Exchange Fees	2.00%	2.00%	2.00%	2.00%
3)	Contingent Deferred Sales Load	None	None	None	None
4)	Maximum Sales Charge (Load) on Reinvested Dividends	None	None	None	None
5)	Sales Charges (Load) on Purchases	None	None	None	None
Annual Fund Operating Expenses
	Management Fees	1.00%	1.00%	0.75%	0.75%
	Distribution (12b-1) Fees	None	None	None	None
	Other Expenses	0.58%	0.81%	0.50%	0.37%
	Total Annual Fund Operating Expenses	1.58%	1.81%	1.25%	1.12%

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

	1 Year	3 Years	5 Years	10 Years
Asia Pacific Equities	$161	$499	$860	$1,878
Emerging Markets Equities	$184	$569	$980	$2,127
Emerging Markets Income	$127	$397	$686	$1,511
Global Equities	$114	$350	$617	$1,363

TCW Asia Pacific Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of companies in the Asia Pacific Region (“Asia-Pacific Countries”), except Australia, Japan and New Zealand. At least 80% of the value of the Fund’s net assets (plus amounts borrowed for investment purposes) will be invested (except when maintaining a temporary defensive position) in equity securities of Asian Pacific Companies, including rights or warrants to purchase common or preferred stocks; securities convertible into common or preferred stocks; American Depository Receipts (“ADRs”); Global Depository Receipts (“GDRs”); equity linked notes; and other securities with equity characteristics. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign security. GDRs are receipts typically issued by a foreign bank or trust company which evidence ownership of the underlying foreign securities.

Concepts to understand

Asia Pacific Company is a company that: (i) is organized under the laws of an Asia-Pacific Country or has a principal office in Asia; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in Asia-Pacific Countries or has at least 50% of its assets situated in Asia-Pacific Countries; or (iii) its equity securities are traded principally on a stock exchange or over-the-counter in an Asia-Pacific Country.

The Fund will generally invest its portfolio securities among at least three Asia-Pacific Countries.

In managing the Fund’s investments, the Sub-Advisor utilizes an investment process that incorporates both a “top-down” and “bottom-up” analysis of the Asia-Pacific Countries. The “top-down” analysis focuses on an evaluation of the global environment. The Sub-Advisor then complements its “top-down” analysis with a “bottom-up” analysis. The Sub-Advisor uses “bottom-up” analysis to determine country allocation based on estimated earnings. The key factors that may be used by the Sub-Advisor in assessing the potential for an expansion (rerating) or contraction (derating) of a stock market’s earnings multiple are:

•	liquidity

•	historical valuations

•	the sustainability of economic growth and political environment

The Sub-Advisor then performs an industry analysis and screens companies based on certain quantitative analyses.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Sub-Advisor determines to take advantage of a better investment opportunity.

The Fund may invest some assets in foreign currency futures, forward contracts, options and futures. These practices are used primarily to hedge the Fund’s portfolio but may be used to attempt to increase returns; however, such practices sometimes may reduce returns or increase volatility.

Masataka Akimoto and Ken Park are the Fund’s portfolio managers.

Main Risks

The Fund’s ability to achieve its investment objective will depend largely on the Advisor’s ability in selecting the appropriate mix of portfolio securities.

The primary risks affecting the Fund are:

•	foreign investing risk

•	emerging market country risk

•	equity risk

•	price volatility risk

•	liquidity risk

•	investment style risk

•	portfolio management risk

•	securities selection risk

•	market risk

•	securities lending risk

•	non-diversification risk

Please refer to the Principal Risks and Risk Definitions section for more information on each of the risks listed above. within the region and to be more volatile than the performance of more geographically diversified funds.

TCW Emerging Markets Equities Fund (This Fund is Not Publicly Available)

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests primarily in equity securities of companies in Emerging Market Countries.

The Fund will generally invest its assets among at least five Emerging Market Countries. At least 80% of the value of its net assets (plus amounts borrowed for investment purposes) will be invested (except when maintaining a temporary defensive position) in Emerging Market Company equity-related securities. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. Equity-related securities include common and preferred stocks; rights or warrants to purchase common or preferred stocks; securities convertible into common or preferred stocks; American Depository Receipts (“ADRs”); Global Depository Receipts (“GDRs”); and other securities with equity characteristics.

Concepts to understand

Emerging Market Country is a country that has a developing economy or market and is considered an emerging or developing country by the International Bank of Reconstruction and Development or any affiliate thereof (the “World Bank”), as well as Bahrain, Brunei, Cyprus, Greece, Hong Kong, Israel, Kuwait, Macau, Qatar, Saudi Arabia, Singapore, Slovenia, South Korea, Taiwan and the United Arab Emirates.

Emerging Market Company is a company that: (i) is organized under the laws of an Emerging Market Country or has a principal office in an Emerging Market Country; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in Emerging Market Countries or has at least 50% of its assets situated in Emerging Market Countries; or (iii) its equity securities are traded principally on a stock exchange or over-the-counter in an Emerging Market Country.

In managing the Fund’s investments, the Sub-Advisor utilizes a process which combines asset allocation, stock selection and market dynamics. This process combines the Sub-Advisor’s country targets with its best stock ideas, using market dynamics and judgment to construct the Fund’s investment portfolio. In allocating investments among Emerging Markets Countries, the Sub-Advisor attempts to integrate an assessment of how the global environment affects a particular country, with an analysis of internal economic, political, market and valuation factors.

In selecting individual stocks, the Sub-Advisor first uses qualitative and quantitative criteria. These qualitative and quantitative criteria include a variety of factors such as: quality of management, corporate governance record, corporate competitive advantage, company operating environment, valuation measures (i.e., price/earnings ratio, price/book value ratio), the company’s return on equity and the company’s debt level. The Sub-Advisor then subjects companies that make it through this screening process to fundamental analysis, which generally looks for at least one or more of the following factors:

•	quality of earnings

•	key drivers and sensitivities of earnings

•	short term and long term earnings potential

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Sub-Advisor determines to take advantage of a better investment opportunity.

The Fund may invest assets in options, futures, foreign currency futures and forward contracts. These practices are used to hedge the Fund’s portfolio but may be used to attempt to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund may engage in frequent trading practices which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

Sarah Pohlinger is the Fund’s portfolio manager.

Main Risks

The Fund’s ability to achieve its investment objective will depend largely on the Advisor’s ability in selecting the appropriate mix of portfolio securities.

The primary risks affecting the Fund are:

•	foreign investing risk

•	emerging market country risk

•	equity risk

•	price volatility risk

•	liquidity risk

•	investment style risk

•	portfolio management risk

•	securities selection risk

•	market risk

•	securities lending risk

•	non-diversification risk

Please refer to the Principal Risks and Risk Definitions section for more information on each of the risks listed above.

TCW Emerging Markets Income Fund

Investment Objectives/Approach

The Fund seeks high total return from current income and capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets (plus amounts borrowed for investment purposes) in debt securities issued or guaranteed by companies, financial institutions and government entities in Emerging Market Countries, or debt securities denominated in the currency of an Emerging Market Country. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. The debt securities in which the Fund may invest may consist of securities that are unrated or rated BB or lower by S&P or Ba or lower by Moody’s. Debt securities rated below investment grade are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” The Fund will generally invest in at least four Emerging Market Countries.

Concepts to understand

Emerging Market Country is a country that has a developing economy or market and is considered an emerging or developing country by the International Bank of Reconstruction and Development or any affiliate thereof (the “World Bank”) as well as Bahrain, Brunei, Cyprus, Greece, Hong Kong, Israel, Kuwait, Macau, Qatar, Saudi Arabia, Singapore, Slovenia, South Korea, Taiwan and the United Arab Emirates.

Emerging Market Company is a company that: (i) is organized under the laws of an Emerging Market Country or has a principal office in an Emerging Market Country; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in Emerging Market Countries or has at least 50% of its assets situated in Emerging Market Countries; or (iii) its equity securities are traded principally on a stock exchange or over-the-counter in an Emerging Market Country.

In allocating investments among the various Emerging Market Countries, the Advisor attempts to analyze internal political, market and economic factors. The factors include:

•	public finances

•	monetary policy

•	external accounts

•	financial markets

•	foreign investment regulations

•	stability of exchange rate policy and labor conditions

The Fund may invest up to 40% of its total assets in structured investments that may be either subordinated or unsubordinated, and in indexed debt securities.

The Fund may invest up to 20% of its total assets in defaulted securities. The Fund will invest in defaulted corporate securities where the Advisor believes the restructured enterprise valuations or liquidation valuations may significantly exceed current market values. In addition, the Fund may invest in defaulted sovereign investments where the Advisor believes the expected debt sustainability of the country exceeds current market valuations.

The Fund may invest assets in options, swaps (including credit default swaps), futures, foreign currency futures and forward contracts. These practices may be used to hedge the Fund’s portfolio as well as for investment purposes; however, such practices sometimes may reduce returns or increase volatility.

Typically, the Fund sells an individual security when there is a perceived deterioration in the credit fundamentals of the issuer, there are negative macro geo-political considerations that may affect the issuer or the Advisor determines to take advantage of a better investment opportunity.

The Fund may engage in frequent trading practices which may result in increased Fund transaction expenses and have tax consequences, such as net realized gains for investors.

Luz M. Padilla is the Fund’s portfolio manager.

Main Risks

The Fund’s ability to achieve its objective will depend largely on the Advisor’s ability in selecting the appropriate mix of portfolio securities.

The primary risks affecting the Fund are:

•	foreign investing risk

•	emerging market country risk

•	interest rate risk

•	price volatility risk

•	credit risk

•	junk bond risk

•	liquidity risk

•	securities selection risk

•	market risk

•	portfolio management risk

•	defaulted securities risk

•	securities lending risk

•	non-diversification risk

Please refer to the Principal Risks and Risk Definitions section for more information on each of the risks listed above.

TCW Global Equities Fund

Investment Objectives/Approach

The Fund seeks long-term appreciation. To pursue this goal, it invests principally in the equity securities of companies in countries in the MSCI World Index. Countries in the MSCI World Index include Australia, Canada, Hong Kong, Japan, New Zealand, Singapore the United States and those located in Western Europe. At least 80% of the value of the Fund’s net assets (plus amounts borrowed for investment purposes) will be invested except when maintaining a temporary defensive position in the equity securities of companies in countries in the MSCI World Index, including common stocks; preferred stocks; rights or warrants to purchase common or preferred stock; American Depository Receipts (“ADRs”); Global Depository Receipts (“GDRs”); and securities convertible into common or preferred stocks. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign security. GDRs are receipts typically issued by a foreign bank or trust company which evidence ownership of the underlying foreign securities.

Concepts to understand

Capital appreciation is an investment objective of having the goal of selecting securities with the potential to rise in price rather than pay out income.

In managing the Fund’s investments, the Sub-Advisor utilizes active portfolio management combining quantitative and fundamental analysis. The Sub-Advisor also utilizes a “bottom-up” approach based on:

•	stock screening and ranking according to relativie value and sustainable growth criteria
•	a dynamic style rotation process
•	a fundamental comparative analysis

Typically, the Fund sells an individual security when there is a deterioration of the underlying fundamentals, the intermediate and long-term prospects for the company are poor, style weightings are rebalanced, the investment becomes fully valued or the Sub-Advisor determines to take advantage of a better investment opportunity.

The Fund may engage in frequent trading practices which may result in increased Fund transaction expenses and have tax consequences, such as net realized gains for investors.

Michel Menigoz is the Fund’s portfolio manager.

Main Risks

The Fund’s ability to achieve its investment objective will depend largely on the Advisor’s ability in selecting the appropriate mix of portfolio securities.

The primary risks affecting the Fund are:

•	foreign investing risk

•	equity risk

•	price volatility risk

•	liquidity risk

•	portfolio management risk

•	securities selection risk

•	market risk

•	securities lending risk

•	non-diversification risk

Please refer to the Principal Risks and Risk Definitions section for more information on each of the risks listed above.

Principal Risks and Risk Definitions

All the Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Advisor makes with respect to the investments of the Funds will not accomplish what they were designed to achieve or that the investments will have disappointing performance. Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment may earn for you—and the more you can lose. Since the Funds hold securities with fluctuating market prices, the value of each Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in a Fund could go down as well as up.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person. You can lose money by investing in a Fund. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.

Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others.

Price Volatility Risk

The value of a Fund’s investment portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. A Fund’s returns will vary and you can lose money. The Funds that invest primarily in the equity securities of Emerging Market Companies are subject to greater price volatility than other mutual funds.

Prices of most securities tend to be more volatile in the short-term. Therefore, if you trade frequently or redeem in the short-term, you are more likely to incur a loss than an investor who holds investments for the longer-term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

Equity Risk

Equity risk is the risk that stocks and other equity securities generally fluctuate more than bonds and can decline in value over short or extended periods. The value of stocks and other equity securities will be affected as a result of changes in a company’s financial condition and in overall market and economic conditions.

Liquidity Risk

The securities of foreign companies particularly those in Emerging Market Countries may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that a Fund would like to sell. If that happens, the Fund may have to lower the selling price, sell other securities instead, or forgo an investment opportunity, any of which could have a negative effect on the Fund’s performance.

Investment Style Risk

Certain Funds may also be subject to investment style risk. The Advisor primarily uses a particular style or set of styles—“growth” or “value” styles—to select investments for the Funds. Those styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

Portfolio Management Risk

The Advisor’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. In fact, no matter how well the Advisor evaluates market conditions, the securities the Advisor chooses may fail to produce the intended result, and you could lose money on your investment in a Fund.

Securities Selection Risk

There is the possibility that the specific securities held in a Fund’s investment portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Foreign Investing Risk

Investments in foreign securities may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S. which could affect the liquidity of a Fund’s portfolio.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a Fund may hold various foreign currencies from time to time, the value of a Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates.

Emerging Market Country Risk

The TCW Asia Pacific Equities, TCW Emerging Markets Equities and TCW Emerging Markets Income Funds invest in emerging market countries. Investing in emerging market countries involves substantial risk due to limited information; higher brokerage costs; different accounting standards; thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; and expropriation, nationalization or other adverse political economic developments.

Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of developed countries. Some of these countries have in the past failed to recognize private property rights and have nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. In addition, emerging market countries’ exchanges and broker-dealers are generally subject to less regulation than their counter parts in developed countries. Brokerage commissions, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.

Some emerging market countries have a greater degree of economic, political and social instability than the U.S. and other developed countries. Such social, political and economic instability could disrupt the financial markets in which the TCW Asia Pacific Equities, TCW Emerging Markets Equities and TCW Emerging Markets Income Funds invest and adversely affect the value of their investment portfolio.

Currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. A devaluation of the currency in which investment portfolio securities are denominated will negatively impact the value of those securities. Emerging market countries have and may in the future impose foreign currency control controls and repatriation controls.

Securities Lending Risk

Each Fund may lend portfolio securities with a value up to 25% of its total assets, including collateral received for securities lent. If a Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Also, there is the risk that the value of the investment of the collateral could decline causing a Fund to lose money.

Non-Diversification Risk

Each of the TCW International Funds is organized as a nondiversified fund under the 1940 Act and is not subject to the general limitation that it not invest more than 5% of its total assets in a particular issuer. Because a relatively higher percentage of a Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

Debt Securities Risks

Debt securities are subject to various risks. Debt securities are subject to two primary (but not exclusive) types of risk: credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of debt security can also affect its price and, hence, the market value of a Fund.

Credit Risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on a security. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by ratings agencies are often reviewed and may be subject to downgrade.

A portion of the investment portfolio of the TCW Emerging Markets Income Fund consists of below investment grade corporate securities. Debt securities that are rated below investment grade are considered to be speculative. Those debt securities rated below investment grade are also commonly known as “junk bonds.” These securities are regarded as bonds predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the Funds’ investment objective will be more dependent on the Advisor’s analysis than would be the case if the Funds were investing in higher quality debt securities. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade debt securities. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade securities. This potential lack of liquidity may make it more difficult for the Advisor to accurately value certain portfolio securities.

Interest rate risk refers to the change in value of debt instruments associated with changes in interest rates. Interest rate changes may affect the value of a debt security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Junk Bond Risk

These bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are rated “below investment grade.” These bonds have a higher degree of default risk than higher-rated bonds. The TCW Emerging Markets Income Fund may invest a portion of its assets in bonds rated below investment grade.

Defaulted Securities Risk

The TCW Emerging Markets Income Fund may invest in securities in default. Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in the projected issuers’ jurisdictions are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Management of the Funds

Investment Advisor

The Funds’ investment Advisor is TCW Investment Management Company and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2007, the Advisor and its affiliated companies, which provide a variety of trust, investment management and investment advisory services had approximately $150 billion under management or committed to management.

Investment Sub-Advisors

Société Générale Asset Management International Ltd. (“SGAMI”) (regulated by the Financial Services Authority in the United Kingdom), Sub-Advisor to the Emerging Markets Equities Fund is headquartered at Exchange House, 9th Floor, Primrose Street, London, United Kingdom EC2A 2EF. SG Asset Management (Singapore) Ltd. (“SGAM Singapore”), Sub-Advisor to the Asia Pacific Equities Fund is headquartered at #13-03 80 Robinson Road, Singapore 068898.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person’s business experience during the past five years:

Portfolio Manager(s)	Business Experience During Last Five Years*
Masataka Akimoto	Senior Portfolio Manager-Pacific Rim, SGAM Singapore since October 2005. Previously Mr. Akimoto was a member of the Investment Management Department with Meiji Yasuda Life Insurance Company.
Michel Menigoz	Head of Global Equities, Société Générale Asset Management S.A.
Luz M. Padilla	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.
Ken Park	Senior Portfolio Manager, SGAM Singapore since August 2005. Previously, a market Specialist with Schroeders Korea Ltd.
Sarah Pohlinger	Fund Manager, of SGAMI.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ investment in the Funds, a description of their compensation structure and information about the accounts they manage.

* Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreement

The Funds and the Advisor have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Funds have employed the Advisor to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds’ business affairs, subject to control by the Board of Directors. Under the Advisory Agreement, the Funds pay to the Advisor as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
Asia Pacific Equities	1.00%
Emerging Markets Equities	1.00%
Emerging Markets Income	0.75%
Global Equities	0.75%

The Advisor has retained, at its sole expense, SGAM Singapore to provide investment advisory services for the Asia Pacific Equities Fund and SGAMI to provide investment advisory services for the Emerging Markets Equities Fund. Under the Sub-Advisory Agreements, the Sub-Advisors assist the Advisor in performing its advisory functions in respect of the Funds.

A discussion regarding the basis for the Board of Directors approval of the Advisory and Sub-Advisory Agreements of the Funds is contained in the Funds’ annual report to shareholders for the twelve months ended October 31, 2007.

The Advisory and Sub-Advisory Agreements provide that the Advisor and Sub-Advisors, respectively, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor or Sub-Advisors in the performance of their duties or from reckless disregard by them of their duties under each respective agreement.

Payments by the Advisor

The Advisor pays certain costs of marketing the Funds from legitimate profits from its investment advisory fees and other resources available to it. The Advisor may also share with financial advisors certain marketing expenses or pay for the opportunity to distribute the Funds, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other administrative services. These payments are in addition to any fees that may be paid by the Funds for these types of or other services.

The amount of these payments is determined from time to time by the Advisor and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid. These payment arrangements will not, however, change the price an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of a Fund.

Multiple Class Structure

Certain of the TCW Funds offer three classes of shares: Class I shares, Class N (or Investor Class) shares and Class K (or Advisor Class) shares. Each of the TCW International Funds offers the I Class. The Emerging Markets Income Fund and the Global Equities Fund also offer the Class N shares by separate prospectuses. Shares of each class of a Fund represents an equal pro rata interest in that Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Because the expenses of each class may differ, the performance of each class is expected to differ.

YOUR INVESTMENT

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund’s net asset value per share (“NAV”) which is calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time) every day the exchange is open. The NAV of a Fund is determined by adding the value of a Fund’s securities, cash and other assets, subtracting all expenses and liabilities, and then dividing by the total number of shares outstanding (assets—liabilities / # of shares = NAV). Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by a Fund’s transfer agent from dealers, brokers or other service providers (“financial intermediary”) after the NAV for the day is determined will receive that same day’s NAV if the orders were received by the financial intermediary from its customers prior to 4:00 p.m. (or the time trading closes on the NYSE, whichever is earlier). If you place an order for the purchase of shares through a financial intermediary, the purchase will be based on the NAV next determined, but only if the financial intermediary receives the order by the daily cut-off (usually 4:00 p.m. Eastern time on days the NYSE is open for trading). Your financial intermediary is responsible for transmitting such orders promptly. A Fund’s investments for which market quotations are readily available are valued based on market value. A Fund may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value. Such situations are particularly relevant for Funds that hold securities that trade primarily in overseas markets because of the time difference between when foreign markets close and when the Funds calculate their net asset values, and are also relevent to the extent a Fund holds securities of companies with relatively small capitalizations because the market prices of such securities may be less reliable and more volatile than securities of larger companies. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

The Board of Directors has authorized the use of a research service to assist with the determination of the fair value of certain foreign securities except with respect to the Emerging Markets Income Fund. A research service may use statistical analyses and quantitative models to fair value as of the time a Fund calculates its net asset value, and there can be no assurance that markets will continue to behave in a fashion reflected in the models used by the service.

Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that a Fund could obtain if it were to sell the security.

Each security that is owned by a Fund that is listed on a securities exchange is valued at its last sales price on that exchange on the date as of which assets are valued unless otherwise fair valued. Where a security is listed on more than one exchange, the Funds will use the price of that exchange that the Advisor generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

Minimums

	Initial	IRA	Additional
All International Funds	$2,000	$500	$250

The Funds may accept investments of smaller amounts under circumstances deemed appropriate. The Funds reserve the right to change the minimum investment amounts without prior notice. All investments must be in U.S. dollars drawn on domestic banks. The Funds will not accept cash, money orders, checks drawn on banks outside the U.S., travelers checks, bank checks, drafts, cashiers’ checks in amounts less than $10,000 or credit card checks. Third-party checks, except those payable to an existing shareholder, will also not be accepted. In addition, the Funds will not accept post-dated checks, post-dated on-line bill checks or any conditional order or payment. If your check does not clear, you will be responsible for any loss a Fund incurs. You will also be charged $25 for every check returned unpaid.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account, the Fund’s transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. The transfer agent may also ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the transfer agent reserves the right to close your account or take any other action it deems reasonable or required by law.

Automatic Investment Plan ($100 minimum)

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into the Fund, on a monthly, bi-monthly, quarterly or semi-annual basis (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the Automated Clearing House (“ACH”) network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at (800) 248-4486. Any request to change or terminate your AIP should be submitted to the transfer agent at least five business days prior to the effective date of the next transaction.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Funds’ transfer agent or a dealer, broker or other service provider. However, the Funds are not intended to serve as a vehicle for frequent trading activity because such trading may disrupt management of the Funds, generate expenses and adversely affect performance. Accordingly, the TCW International Funds impose a short-term redemption fee on shares owned less than 90 days equal to 2.00% of the value of the shares redeemed. This amount will be paid to the applicable Fund, not to the Advisor. The redemption fee is designed to offset the costs associated with fluctuations in fund asset levels and cashflow caused by short-term trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. This redemption fee does not apply to 401(k) or other group retirement accounts (although the redemption fee is applied to the Advisor’s retirement savings program), to certain asset allocation accounts (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short term trading), to certain omnibus accounts maintained by brokers and other financial institutions, to automatic investment programs such as dividend reinvestment, or to transactions pursuant to the Funds’ systematic investment or withdrawal program. The redemption fee will be waived in the event of death of a shareholder. Because, as described above, certain asset allocation programs, retirement programs and omnibus accounts may not be subject to the TCW International Funds’ redemption fee policy, shareholders trading through such accounts may redeem their shares more frequently than other shareholders, which could have an adverse impact on Fund performance.

Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days from the purchase date or until payment is collected, whichever is earlier.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

•	amounts of $100,000 or more

•	amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a payee, address or bank account different than what is on our records

A signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class I Fund into another. The Funds are not intended to serve as a vehicle for frequent trading because such trading may disrupt management of the Fund, generate expenses and adversely affect performance. Accordingly, the TCW International Funds have a short-term exchange fee on shares owned less than 90 days equal to 2.00% of the value of the shares exchanged. You must meet the investment minimum of the Fund you are exchanging into. The exchange fee does not apply to 401(k) or other group retirement accounts (although the exchange fee is applied to the Advisor’s retirement savings program), to certain omnibus accounts maintained by brokers and other financial institutions, and to certain asset allocation accounts (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading). You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). Because, as described above, certain asset allocation programs, retirement programs and omnibus accounts may, not be subject to the TCW

International Funds’ exchange fee policy, shareholders trading through such accounts may exchange their shares more frequently than other shareholders, which could have an adverse impact on Fund performance.

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investors election through a registered broker-dealer other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Household mailings

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Funds. You may also receive proxy statements for a Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

General policies

If your account falls below $2,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days’ written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the transfer agent takes reasonable measures to verify the order. Reasonable measures include a requirement for a caller to provide certain personal identifying information.

Large Redemption Amounts

Each Fund also reserves the right to make a “redemption in kind”—payment in portfolio securities rather than cash—if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund’s assets).

A signature guarantee is required:

•	if ownership is changed on your account

•	when adding or changing telephone privileges on your account

•	when adding or changing automated bank instructions on your account

Trading Limits

The Funds are not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Funds. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Funds’ performance.

Accordingly, the Board has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. Each Fund reserves the right to refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. If a purchase or exchange order with respect to a Fund is rejected by a Fund, the potential investor wil not benefit from any subsequent increase in the net asset value of the Fund. Further, in order to prevent excessive trading activity, the Funds limit the number of “round trip” transactions that a shareholder may make. A shareholder makes a round trip by purchasing shares of a particular Fund (through either a purchase or exchange from another Fund) and subsequently selling shares of that Fund (through either a redemption or an exchange into another Fund). The Funds reserve the right to refuse any exchange into or purchase order for a Fund from any shareholder upon completion of four round trips with respect to that Fund in a calendar year. Shareholders who exceed these trading limits are permitted to redeem their shares. In addition, exchanges out of a Fund are not permitted within a 15 day period from the last purchase or exchange into the same Fund, and redemptions out of a Fund within a 15 day period following a purchase may result in future purchases into the Fund being barred. Exceptions to these trading limits may only be made upon approval of the Advisor’s Vice President of Fund Operations, and such exceptions are reported to the Board of Directors on a quarterly basis.

These restrictions do not apply to the TCW Money Market Fund, certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraph have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment, or transactions pursuant to the Funds’ systematic investment or withdrawal program.

In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Funds’ ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.

In addition, each Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules;

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of very large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
In Writing

Complete the New Account Form. Mail your New

Account Form and a check made payable to TCW

                 Fund to:

Via Regular Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

615 E. Michigan Street,

3rd Floor Milwaukee, WI 53202

(Same, except that you should include the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.)

By Telephone

Please contact the Investor Relations Department at

(800) FUND TCW (386-3829) for a New Account Form. The transfer agent will not establish a new account funded by fed wire unless a completed application is received prior to its receipt of the fed wire.

Wire: Have your bank send your investment to:

U.S. Bank, N.A.

777 E. Wisconsin Avenue

Milwaukee, WI 53202

ABA No. 075000022

Credit: U.S. Bancorp Fund Services LLC

Account No. 182380074993

Further Credit: TCW              Fund

(Name on the Fund Account)

(Fund Account Number)

Before sending your fed wire, please call the transfer agent to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire.
Via Exchange

Call the transfer agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES
By Mail	To reach the transfer agent, U.S. Bancorp Fund Services, LLC, call toll free in the U.S.
Write a letter of instruction that includes:	(800) 248-4486

•your name(s) and signature(s) as they appear on the account form •your account number •the Fund name •the dollar amount you want to sell or exchange •how and where to send the proceeds	Outside the U.S. (414) 765-4124 (collect)
Obtain a signature guarantee or other documentation, if required (see “Account Policies and Services—Selling Shares”).

Mail your letter of instruction to:
Via Regular Mail
TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail
TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202
By Telephone

Be sure the Funds have your bank account information on file. Call the transfer agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record. Any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation

Telephone redemption requests must be for a minimum of $1,000.
Systematic Withdrawal Plan: As another convenience, you may redeem shares through the systematic withdrawal plan. Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

TO SELL OR EXCHANGE SHARES

Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account on a monthly, quarterly or annual basis. In order to participate in the plan, your account balance must be at least $2,000 and there must be a minimum annual withdrawal of $500. If you elect this redemption method, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the Funds at any time.

You may elect to terminate your participation in the plan at any time by contracting the transfer agent sufficiently in advance of the next withdrawal date.

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends from the net investment income of each Fund will be declared and paid annually except for the TCW Emerging Markets Income Fund which will declare and pay dividends monthly. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

Distributions of a Fund’s net investment income, (which include, but are not limited to, interest dividends and net short-term capital gains), if any, are generally taxable to a Fund’s shareholders as ordinary income. To the extent that a Fund’s ordinary income distributions consist of “qualified dividend” income, such income may be subject to tax at the reduced rate of tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by a Fund and the shareholders.

Distributions of net capital gains (net long-term capital gains less net short-term capital loss) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned shares of a Fund.

You will be taxed in the same manner whether you receive your distributions (whether of net investment income or capital gains) in cash or reinvest them in additional shares of a Fund.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of gain or loss and the applicable rate of tax will depend generally on the amount paid for the shares, the amount received from the sale or redemption, and how long the shares were held by a shareholder.

Shareholders will be advised annually as to the federal tax status of distributions made by a Fund for the preceding calendar year. Distributions by a Fund may also be subject to state and local taxes. Additional tax information may be found in the Statement of Additional Information (“SAI”). This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. Currently, disclosure of the Funds’ portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to shareholders and in the quarterly holdings report on Form N-Q. The SAI and Form N-Q are available, free of charge, on the EDGAR database on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. The SAI is also available by contacting the Funds at 1-800-FUND TCW (1-800-386-3829) and on the Funds’ website at www.tcw.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Asia Pacific Equities Fund

	Year Ended October 31
	2007	2006	2005	2004	2003
Net Asset Value per Share, Beginning of Year	$12.65	$10.21	$9.09	$8.92	$6.61

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.08	0.08	0.15	0.05	0.02
Net Realized and Unrealized Gain (Loss) on Investments	10.16	3.27	1.39	0.15	2.29

Total from Investment Operations	10.24	3.35	1.54	0.20	2.31

Less Distributions:
Distributions from Net Investment Income	(0.07)	(0.13)	(0.04)	(0.03)	—
Distributions from Net Realized Gain	(0.97)	(0.78)	(0.38)	—	—

Total Distributions	(1.04)	(0.91)	(0.42)	(0.03)	—

Redemption Fees	— [2]	— [2]	— [2]	— [2]	—

Net Asset Value per Share, End of Year	$21.85	$12.65	$10.21	$9.09	$8.92

Total Return	86.67%	34.52%	17.26%	2.28%	34.95%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$42,918	$22,979	$16,889	$11,678	$12,132
Ratio of Expenses to Average Net Assets
Before Expense Reimbursement	1.58%	2.05%	2.46%	2.45%	2.48%
After Expense Reimbursement	N/A	1.85%	1.97%	2.10%	2.21%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.55%	0.73%	1.50%	0.55%	0.32%
Portfolio Turnover Rate	69.93%	131.13%	192.31%	119.25%	137.49%

1 Computed using average shares outstanding throughout the period.

2 Amount rounds to less than $0.01.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Emerging Markets Equities Fund

	Year Ended October 31
	2007	2006	2005	2004	2003
Net Asset Value per Share, Beginning of Year	$16.17	$12.78	$10.12	$8.95	$6.42

Income (Loss) from Investment Operations:
Net Investment Income [1]	0.06	0.16	0.21	0.11	0.06
Net Realized and Unrealized Gain on Investments	10.00	3.45	2.65	1.14	2.56

Total from Investment Operations	10.06	3.61	2.86	1.25	2.62

Less Distributions:
Distributions from Net Investment Income	(0.13)	(0.23)	(0.20)	(0.08)	(0.09)

Redemption Fees	— [2]	0.01	— [2]	—	—

Net Asset Value per Share, End of Year	$26.10	$16.17	$12.78	$10.12	$8.95

Total Return	62.69%	28.59%	28.70%	14.01%	41.32%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$14,677	$14,439	$12,500	$8,155	$19,367
Ratio of Expenses to Average Net Assets
Before Expense Reimbursement	1.81%	2.40%	2.45%	2.12%	1.85%
After Expense Reimbursement	N/A	1.94%	2.03%	2.11%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.32%	1.02%	1.80%	1.12%	0.90%
Portfolio Turnover Rate	131.70%	149.58%	84.22%	137.15%	47.98%

1 Computed using average shares outstanding throughout the period.

2 Amount rounds to less than $0.01

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Emerging Markets Income Fund

	Year Ended October 31
	2007	2006	2005	2004	2003
Net Asset Value per Share, Beginning of Period	$7.99	$8.03	$7.98	$9.60	$7.93

Income from Investment Operations:
Net Investment Income[1]	0.55	0.40	0.55	0.61	0.79
Net Realized and Unrealized Gain (Loss) on Investments	(0.03)	0.24	0.25	0.38	1.73

Total from Investment Operations	0.52	0.64	0.80	0.99	2.52

Less Distributions:
Distributions from Net Investment Income	(0.42)	(0.45)	(0.46)	(0.49)	(0.71)
Distributions from Net Realized Gain	(0.43)	(0.23)	(0.28)	(2.12)	(0.14)

Total Distributions	(0.85)	(0.68)	(0.74)	(2.61)	(0.85)

Redemption Fees	— [2]	— [2]	(0.01)	—	—

Net Asset Value per Share, End of Period	$7.66	$7.99	$8.03	$7.98	$9.60

Total Return	6.79%	8.31%	10.06%	12.53%	33.06%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$34,559	$50,779	$69,810	$49,703	$46,794
Ratio of Expenses to Average Net Assets	1.25%	1.17%	1.16%	1.20%	1.07%
Ratio of Net Investment Income to Average Net Assets	7.03%	4.97%	6.83%	7.74%	8.76%
Portfolio Turnover Rate	146.82%	149.79%	92.86%	79.63%	115.50%

1 Computed using average shares outstanding throughout the period.

2 Amount rounds to less than $0.01

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Class I shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

TCW Global Equities Fund

	Year Ended October 31
	2007	2006	2005	2004	2003
Net Asset Value per Share, Beginning of Period	$13.82	$10.96	$9.44	$8.65	$6.92

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.17	0.09	— [2]	(0.03)	— [2]
Net Realized and Unrealized Gain on Investments	1.89	2.77	1.52	0.82	1.73

Total from Investment Operations	2.06	2.86	1.52	0.79	1.73

Less Distributions
Distributions from Net Investment Income	(0.04)	—	—	—	—

Redemption Fees	— [2]	— [2]	—	—	—

Net Asset Value per Share, End of Period	$15.84	$13.82	$10.96	$9.44	$8.65

Total Return	14.97%	26.10%	16.10%	9.13%	25.00%

Ratios/Supplemental Data
Net Assets, End of Period (in thousands)	$60,854	$52,099	$26,518	$14,293	$25,206
Ratio of Expenses to Average Net Assets
Before Expense Reimbursement	1.12%	1.28%	1.63%	2.50%	1.58%
After Expense Reimbursement	N/A	N/A	N/A	1.72%	N/A
Ratio of Net Investment Income to Average Net Assets	1.13%	0.74%	0.03%	(0.36)%	0.02%
Portfolio Turnover Rate	178.65%	209.16%	114.71%	101.73%	92.92%

1 Computed using average shares outstanding throughout the period.

2 Amount rounds to less than $0.01.

For More Information

For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

On the Internet:

TCW FUNDS, INC.

www.tcw.com

You may visit the SEC’s website at http://www.sec.gov. to view text-only versions of Fund documents filed with the SEC. You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0609 or by electronic request at the following e-mail address: www.publicinfo@sec.gov.

TCW Funds, Inc.

More information on each Fund is available free upon request by calling (800) FUND TCW (386-3829) or on the Internet at www.tcw.com, including the following:

Annual / Semi-Annual Report

Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus. The SAI can be reviewed and photocopied at the SEC’s Public Reference Room in Washington, D.C.

SEC file number: 811-7170

More information on each Fund is available free upon request by calling (800) FUND-TCW (386-3829), or on the Internet at www.tcwfunds.com, including the following:

Annual/Semi-Annual Report

Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to the shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (Phone: 1-202-942-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0609.

Text-only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov

TCW Funds, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800-FUND-TCW (800-386-3829)

advisors@tcw.com • www.tcwfunds.com

SEC file number: 811 7170

FUNDiip0208